                                                                    EXHIBIT 99.2

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of September 1, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee"), and IndyMac Bank, F.S.B., as seller (the "Seller") and servicer (the "Servicer"), having an address at 888 East Walnut Street, Pasadena, California 91101-7211.

          WHEREAS, the Assignor acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Seller pursuant to that certain Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, between the Assignor and the Seller (the "Purchase and Servicing Agreement");

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.

Assignment and Assumption

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Purchase and Servicing Agreement. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Purchase and Servicing Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor is retaining the right to enforce the representations and warranties made by the Seller and the Servicer prior to the date hereof with respect to the Assigned Loans and the Seller and the Servicer.

Representations; Warranties and Covenants

     2. Assignor warrants and represents to Assignee and Servicer as of the date hereof:

          a. Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement, which is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase and Servicing Agreement as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase and Servicing

Agreement as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Servicer with respect to the Assigned Loans or the Purchase and Servicing Agreement;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Purchase and Servicing Agreement. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Purchase and Servicing Agreement;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Servicer, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Seller, and has delivered to Assignee, all documents required to be delivered to Assignor by Seller prior to the date hereof pursuant to Section 2.01 of the Purchase and Servicing Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Servicer as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Servicer, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the 1933 Act or the securities laws of any state; and

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

     4. IndyMac Bank, F.S.B. ("IndyMac") warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          a. IndyMac is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          b. IndyMac has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of IndyMac's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of IndyMac's charter or by-laws or any legal restriction, or any material agreement or instrument to which IndyMac is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which IndyMac or its property is subject. The execution, delivery and performance by IndyMac of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of IndyMac. This AAR Agreement has been duly executed and delivered by IndyMac and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of IndyMac enforceable against IndyMac in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          c. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by IndyMac in connection with the execution, delivery or performance by IndyMac of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

     5. The Servicer hereby restates, as of the date hereof, the representations and warranties contained in Section 3.02 of the Purchase and Servicing Agreement, to and for the benefit of the Assignee, and by this reference incorporates such representations and warranties herein, as of the date hereof.

Recognition of Assignee

     6. (a) From and after the date hereof, the Servicer shall recognize the Assignee as the owner of the Assigned Loans, and the Servicer will service the Assigned Loans in accordance with the servicing provisions contained in the Purchase and Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of the Purchaser under the Purchase and Servicing Agreement with respect to the Assigned Loans. The Assignee hereby agrees and acknowledges that it shall uphold, or shall require its agents to uphold, the obligations of the Purchaser contained in the Purchase and Servicing Agreement.

          (b) The Servicer acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the

Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). The Servicer shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors, Inc., Series 2006-AF1

          (c) The Servicer hereby acknowledges that the Master Servicer has the right to enforce all obligations of the Servicer under the Purchase and Servicing Agreement acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate the Servicer under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Purchase and Servicing Agreement, the right to examine the books and records of the Servicer and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Master Servicer shall be entitled to indemnification to the extent provided in Section 7A.07 andArticle 9 of the Purchase and Servicing Agreement. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform its obligations under the Purchase and Servicing Agreement, to the extent that the Master Servicer has such obligations. In addition, the Assignee shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to (a) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform its obligations under the Purchase and Servicing Agreement and this AAR Agreement.

          The Servicer shall make all distributions under the Purchase and Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number:     #121-000-248
          Account Name:   Corporate Trust Clearing
          Account number: 3970771416

          For further credit to: MLMI 2006-AF1
          Distribution Account Number: 50948000

          (d) The Servicer shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors Trust, Series 2006-AF1

Modification of the Purchase and Servicing Agreement

     7. IndyMac is hereby notified, and IndyMac hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

     8. The Assignee and the Servicer hereby amend Article 1 of the Purchase and Servicing Agreement, as it pertains to the Assigned Loans, by:

          (a) deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or the Servicer are authorized or obligated by law or executive order to be closed.";

          (b) deleting the definition of "First Remittance Date" in its entirety and replacing it with the following:

          "First Remittance Date: October 18, 2006.";

          (c) deleting the definition of "Remittance Date" in its entirety and replacing it with the following:

          "Remittance Date: The 18th day (or if such 18th day is not a Business Day, the preceding Business Day) of any month, beginning with the First Remittance Date.";

          (d) deleting the definition of "Subservicer" in its entirety and replacing it with the following:

     "Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB."; and

          (e) adding the following definitions in alphabetical order:

     "Exchange Act: The Securities Exchange Act of 1934, as amended."

     "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

     "Reconstitution: Any Securitization Transaction or Whole Loan Transfer."

     "Securities Act: The Securities Act of 1933, as amended."

     "Trustee: The party named as trustee in any agreement pursuant to a Securitization Transaction."

     9. The Assignee and the Servicer hereby amend the Purchase and Servicing Agreement, as it pertains to the Assigned Loans, by:

          (a) deleting in its entirety the second sentence of the second paragraph of Section 5.01 and replacing it with the following:

          "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment is due and ending with the Business Day on which such payment is made, both inclusive.";

          (b) adding the following language at the end of Section 5.02:

     "In addition, no later than the fifth Business Day of each month, the Company shall furnish to the Purchaser and the Master Servicer a file via computer tape, email or modem containing, and a hard copy of, the monthly data and the Company shall also furnish to the Purchaser and the Master Servicer a report in the format set forth in Attachment 3, Attachment 4 and Attachment 5 to the Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Company, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations.";

          (c) deleting in its entirety Section 6.04;

          (d) deleting in its entirety Section 6.05;

          (e) deleting in its entirety clause (ii) of Section 7A.03(e) and replacing it with the following:

     "(ii) which may be appointed as successor to the Company or any Subservicer, the Company shall provide to the Purchase, any Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchase and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchase and such Depositor, all information reasonably requested by the Purchase or any Depositor in order to comply with the Depositor's reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.";

          (f) deleting in its entirety Section 7A.03(g) and replacing it with the following:

     "(g) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder.";

          (g) delete in its entirety Section 7A.05(a)(iv) and replace it with the following:

     "(iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit M.

     The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. A certification under clause (a)(iv) above does not have to be delivered to the Purchaser, Depositor, and any Master Servicer unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K or any amendment thereto with respect to an issuing entity whose asset pool includes Mortgage Loans.";

          (h) add the following language directly below Section 7A.07:

     "Section 7A.08. Third Party Beneficiary.

For purposes of this Article Section 7A and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.";

          (i) delete in its entirety Exhibit M of the Purchase and Servicing Agreement and replace it with Exhibit M to this AAR Agreement;

          (j) delete in its entirety Exhibit F of the Purchase and Servicing Agreement and replace it with Exhibit F to this AAR Agreement;

          (k) delete in its entirety Exhibit G of the Purchase and Servicing Agreement and replace it with Exhibit G to this AAR Agreement; and

          (l) delete in its entirety Exhibit H of the Purchase and Servicing Agreement and replace it with Exhibit H to this AAR Agreement.

Miscellaneous

     10. All demands, notices and communications related to the Assigned Loans, the Purchase and Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of Seller and Servicer,

               IndyMac Bank, F.S.B.
               888 East Walnut Street,
               Pasadena, California 91101-7211
               Telephone: (800) 669-2300

          b.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               New York, New York 10080
               Attention: MLMI 2006-AF1

          c.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10080
               Attention: MLMI 2006-AF1

     11. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     12. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     13. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Seller or Servicer may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee, Seller or Servicer, respectively hereunder.

     14. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     15. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     16. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase and Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


INDYMAC BANK, F.S.B.
Seller and Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                                  ATTACHMENT 2

                 MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

                                    EXHIBIT F

     STANDARD FILE LAYOUT - MASTER SERVICING

                                                                                                            MAX
COLUMN NAME              DESCRIPTION                            DECIMAL   FORMAT COMMENT                   SIZE
-----------              -----------                            -------   --------------                   ----
SER_INVESTOR_NBR         A value assigned by the Servicer to              Text up to 10 digits              20
                         define a group of loans.

LOAN_NBR                 A unique identifier assigned to each             Text up to 10 digits              10
                         loan by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan               Text up to 10 digits              10
                         by the Servicer. This may be
                         different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the             Maximum length of 30 (Last,       30
                         file. It is not separated by first               First)
                         and last name.

SCHED_PAY_AMT            Scheduled monthly principal and           2      No commas(,) or dollar signs      11
                         scheduled interest payment that a                ($)
                         borrower is expected to pay, P&I
                         constant.

NOTE_INT_RATE            The loan interest rate as reported        4      Max length of 6                    6
                         by the Servicer.

NET_INT_RATE             The loan gross interest rate less         4      Max length of 6                    6
                         the service fee rate as reported by
                         the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan        4      Max length of 6                    6
                         as reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan      2      No commas(,) or dollar signs      11
                         as reported by the Servicer.                     ($)

NEW_PAY_AMT              The new loan payment amount as            2      No commas(,) or dollar signs      11
                         reported by the Servicer.                        ($)

NEW_LOAN_RATE            The new loan rate as reported by the      4      Max length of 6                    6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to        4      Max length of 6                    6
                         calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs      11
                         balance at the beginning of the                  ($)
                         processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal           2      No commas(,) or dollar signs      11
                         balance at the end of the processing             ($)
                         cycle.


BORR_NEXT_PAY_DUE_DATE   The date at the end of processing                MM/DD/YYYY                        10
                         cycle that the borrower's next
                         payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be        2      No commas(,) or dollar signs      11
                         applied.                                         ($)

SERV_CURT_DATE_1         The curtailment date associated with             MM/DD/YYYY                        10
                         the first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the           2      No commas(,) or dollar signs      11
                         first curtailment amount, if                     ($)
                         applicable.

SERV_CURT_AMT_2          The second curtailment amount to be       2      No commas(,) or dollar signs      11
                         applied.                                         ($)

SERV_CURT_DATE_2         The curtailment date associated with             MM/DD/YYYY                        10
                         the second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the           2      No commas(,) or dollar signs      11
                         second curtailment amount, if                    ($)
                         applicable.

SERV_CURT_AMT_3          The third curtailment amount to be        2      No commas(,) or dollar signs      11
                         applied.                                         ($)

SERV_CURT_DATE_3         The curtailment date associated with             MM/DD/YYYY                        10
                         the third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the           2      No commas(,) or dollar signs      11
                         third curtailment amount, if                     ($)
                         applicable.

PIF_AMT                  The loan "paid in full" amount as         2      No commas(,) or dollar signs      11
                         reported by the Servicer.                        ($)

PIF_DATE                 The paid in full date as reported by             MM/DD/YYYY                        10
                         the Servicer.

ACTION_CODE              The standard FNMA numeric code used              Action Code Key:                   2
                         to indicate the default/delinquent               15=Bankruptcy, 30=Foreclosure,
                         status of a particular loan.                     , 60=PIF, 63=Substitution,
                                                                          65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest                2      No commas(,) or dollar signs      11
                         adjustment as reported by the                    ($)
                         Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment         2      No commas(,) or dollar signs      11
                         amount, if applicable.                           ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if       2      No commas(,) or dollar signs      11
                         applicable.                                      ($)

LOAN_LOSS_AMT            The amount the Servicer is passing        2      No commas(,) or dollar signs      11
                         as a loss, if applicable.                        ($)

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal       2      No commas(,) or dollar signs      11
                         amount due at the beginning of the               ($)
                         cycle date to be passed through to
                         investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due       2      No commas(,) or dollar signs      11
                         to investors at the end of a                     ($)
                         processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as         2      No commas(,) or dollar signs      11
                         reported by the Servicer for the                 ($)
                         current cycle -- only applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount       2      No commas(,) or dollar signs      11
                         less the service fee amount for the              ($)
                         current cycle as reported by the
                         Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount               2      No commas(,) or dollar signs      11
                         collected by the Servicer for the                ($)
                         current reporting cycle -- only
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount          2      No commas(,) or dollar signs      11
                         less the service fee amount for the              ($)
                         current reporting cycle as reported
                         by the Servicer -- only applicable
                         for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a        2      No commas(,) or dollar signs      11
                         borrower prepays on his loan as                  ($)
                         reported by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for         2      No commas(,) or dollar signs      11
                         the loan waived by the servicer.                 ($)

MOD_DATE                 The Effective Payment Date of the                MM/DD/YYYY                        10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                           Varchar - value can be alpha      30
                                                                          or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal         2      No commas(,) or dollar signs      11
                         and interest advances made by                    ($)
                         Servicer.

                                    EXHIBIT G

EXHIBIT G: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     1.

     2. The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     3. CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________   Date: __________________________________

Phone: ______________________________   Email Address: _________________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------

_________________   _____________   ________________

WELLS FARGO BANK, N.A. LOAN NO. ________________________________________________

Borrower's Name: _______________________________________________________________

Property Address: ______________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES   NO

If "Yes", provide deficiency or cramdown amount _______________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan           $_______________(1)
(2)  Interest accrued at Net Rate                               ________________(2)
(3)  Accrued Servicing Fees                                     ________________(3)
(4)  Attorney's Fees                                            ________________(4)
(5)  Taxes (see page 2)                                         ________________(5)
(6)  Property Maintenance                                       ________________(6)
(7)  MI/Hazard Insurance Premiums (see page 2)                  ________________(7)
(8)  Utility Expenses                                           ________________(8)
(9)  Appraisal/BPO                                              ________________(9)
(10) Property Inspections                                       ________________(10)
(11) FC Costs/Other Legal Expenses                              ________________(11)
(12) Other (itemize)                                            ________________(12)
        Cash for Keys ____________________________              ________________(12)
        HOA/Condo Fees ___________________________              ________________(12)
        _________________________________________               ________________(12)

        TOTAL EXPENSES                                          $_______________(13)

CREDITS:
(14) Escrow Balance                                             $_______________(14)
(15) HIP Refund                                                 ________________(15)
(16) Rental Receipts                                            ________________(16)
(17) Hazard Loss Proceeds                                       ________________(17)
(18) Primary Mortgage Insurance / Gov't Insurance               ________________(18a)
HUD Part A
                                                                ________________(18b)
HUD Part B

(19) Pool Insurance Proceeds                                    ________________(19)
(20) Proceeds from Sale of Acquired Property                    ________________(20)
(21) Other (itemize)                                            ________________(21)
     ____________________________________________               ________________(21)

     TOTAL CREDITS                                              $_______________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                         $_______________(23)

ESCROW DISBURSEMENT DETAIL

    TYPE                  PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


                                    EXHIBIT H

EXHIBIT H: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                              DESCRIPTION                    DECIMAL   FORMAT COMMENT
------------------            ----------------------------------------------   -------   --------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the
                              LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of
                              loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the  property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is               MM/DD/YYYY
                              due to the servicer at the end of processing
                              cycle, as reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was                 MM/DD/YYYY
                              filed.

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was
                              filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the
                              bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has               MM/DD/YYYY
                              been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy.              MM/DD/YYYY
                              Either by Dismissal, Discharged and/or a
                              Motion For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By               MM/DD/YYYY
                              The Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A
                              Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                      MM/DD/YYYY
                              Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually                   MM/DD/YYYY
                              Completed

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the                    MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue               MM/DD/YYYY
                              Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a              MM/DD/YYYY
                              Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is                    MM/DD/YYYY
                              expected to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                   MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the               2      No commas(,)
                              foreclosure sale.                                          or dollar
                                                                                         signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of                MM/DD/YYYY
                              the borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal possession                MM/DD/YYYY
                              of the property from the borrower.

LIST_PRICE                    The price at which an REO property is               2      No commas(,)
                              marketed.                                                  or dollar
                                                                                         signs ($)

LIST_DATE                     The date an REO property is listed at a                    MM/DD/YYYY
                              particular price.

OFFER_AMT                     The dollar value of an offer for an REO             2      No commas(,)
                              property.                                                  or dollar
                                                                                         signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or               MM/DD/YYYY
                              by the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is                   MM/DD/YYYY
                              scheduled to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                    MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is
                              occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a  property inspection is performed.              MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                           MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property           2
                              based on brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if           2
                              repairs are completed pursuant to a broker's
                              price opinion or appraisal.

IF APPLICABLE:
DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to
                              stop paying on a loan. Code indicates the
                              reason why the loan is in default for this
                              cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With               MM/DD/YYYY
                              Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                   No commas(,)
                                                                                         or dollar
                                                                                         signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed                  MM/DD/YYYY
                              Claim Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On           2      No commas(,)
                              Claim                                                      or dollar
                                                                                         signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance                   MM/DD/YYYY
                              Company

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance           2      No commas(,)
                              Company                                                    or dollar
                                                                                         signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was                   MM/DD/YYYY
                              Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company      2      No commas(,)
                                                                                         or dollar
                                                                                         signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                   MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                    2      No commas(,)
                                                                                         or dollar
                                                                                         signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                    MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                     2      No commas(,)
                                                                                         or dollar
                                                                                         signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                   MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                    2      No commas(,)
                                                                                         or dollar
                                                                                         signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                    MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                     2      No commas(,)
                                                                                         or dollar
                                                                                         signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans                  MM/DD/YYYY
                              Admin

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim                    MM/DD/YYYY
                              Payment

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim             2      No commas(,)
                                                                                         or dollar
                                                                                         signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
09            Forbearance
17            Pre-foreclosure Sale Closing Plan Accepted
24            Government Seizure
26            Refinance
27            Assumption
28            Modification
29            Charge-Off
30            Third Party Sale
31            Probate
32            Military Indulgence
43            Foreclosure Started
44            Deed-in-Lieu Started
49            Assignment Completed
61            Second Lien Considerations
62            Veteran's Affairs-No Bid
63            Veteran's Affairs-Refund
64            Veteran's Affairs-Buydown
65            Chapter 7 Bankruptcy
66            Chapter 11 Bankruptcy
67            Chapter 13 Bankruptcy

                                    EXHIBIT M

                          FORM OF ANNUAL CERTIFICATION

Re: The [ ] agreement dated as of [ l, 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

     I, ____________________________, the _______________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------